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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                  FORM 8-K/A

                               (AMENDMENT NO. 1)

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 28, 1999



                            FRAGRANCENET.COM, INC.
                (F/K/A NATIONAL CAPITAL MANAGEMENT CORPORATION)
            (Exact name of Registrant as specified in its Charter)

          DELAWARE                   0-16819             94-3054267
(State or other Jurisdiction)      (Commission         (IRS Employer
      of Incorporation)            File Number)      Identification No.)

                             2070 DEER PARK AVENUE
                           DEER PARK, NEW YORK 11729
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (516) 242-3205



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

The undersigned registrant ("Registrant") hereby amends Item 7, section (b), of its Current Report on Form 8-K reporting the merger of FAC, Inc., a wholly owned subsidiary of the Registrant, with and into Telescents, Inc. on July 28, 1999 to include the pro forma financial information as set forth herein.

Item 7.  Financial Statements and Exhibits.

(b)      Pro Forma Financial Information

The following pro forma financial information required pursuant to Article 11 of Regulation S-X is filed with this amendment to the Registrant's Form 8-K which was previously filed on August 7, 1999.

The following pro forma unaudited consolidated financial statements reflect the reverse acquisition of TeleScents, Inc. ("TeleScents") by FragranceNet.com, Inc. ("FragranceNet.com"). The transaction is accounted for as a reverse acquisition with TeleScents as the accounting acquirer, as the shareholders of TeleScents gain voting control of FragranceNet.com pursuant to the transaction. In addition, as the only asset of FragranceNet.com at the time of the transaction is cash, the reverse acquisition is accounted for as a recapitalization of TeleScents. After accounting for dividends to pre-transaction holders of common stock of FragranceNet.com and payment of liabilities, if any, $500,000 of cash will remain in FragranceNet.com.

The pro forma balance sheet gives effect to the above transaction as if it had occurred on June 30, 1999 and the pro forma statements of operations give effect to the transaction as if it had occurred at the beginning of each of the respective periods. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had the transaction occurred on the dates indicated above, nor do they represent future financial position or results of operations.

                               FragranceNet.com
                            Pro Forma Balance Sheet
                                 June 30, 1999
                                  (Unaudited)

                                                                                                                       Pro Forma
                                                                FragranceNet.com    TeleScents       Adjustments       Combined
ASSETS

Current Assets:
      Cash                                                             2,106,022        84,500 (1)    (1,606,022)         584,500
      Inventory                                                                -         6,500                              6,500
      Prepaid expenses                                                         -           396                                396
                                                                ------------------------------------------------------------------

Total Current Assets                                                   2,106,022        91,396        (1,606,022)         591,396
Property and Equipment, net                                                    -        25,938                             25,938
Intangible Asset, net                                                          -         7,250                              7,250
                                                                ------------------------------------------------------------------

Total Assets                                                           2,106,022       124,584        (1,606,022)         624,584
                                                                ==================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
      Accounts payable and accrued expenses                               34,624       164,655 (1)       (34,624)         164,655
      Loans payable - stockholders                                                      25,000                             25,000
                                                                ------------------------------------------------------------------

Total Liabilities                                                         34,624       189,655           (34,624)         189,655
                                                                ------------------------------------------------------------------
Stockholders' Deficit
      Preferred Stock, $0.01 par value,
          3,000,000 shares authorized,
          1,029,574 issued and outstanding (pro forma)                         -             - (2)        10,295           10,295
      Common Stock, $0.01 par value,                                                                                            -
          6,666,666 shares authorized, 1,813,056 shares issued
          1,673,190 outstanding
          6,713,056 shares issued, 6,573,190 outstanding
             (pro forma)                                                  16,732       100,000  (2)      (51,000)          65,732
      Additional Paid in Capital                                      23,618,139             -  (1)   (1,571,398)         698,190
                                                                                                (2)  (21,348,551)
      Treasury Stock                                                    (174,217)            -                           (174,217)
      Accumulated deficit                                            (21,389,256)     (165,071) (2)   21,389,256         (165,071)
                                                                ------------------------------------------------------------------

Total Stockholders' Equity (Deficit)                                   2,071,398       (65,071) (2)   (1,571,398)         434,929
                                                                ------------------------------------------------------------------

Total Liabilities and Stockholders' Deficit                            2,106,022       124,584        (1,606,022)         624,584
                                                                ==================================================================

                               FragranceNet.com
                       Pro Forma Statement of Operations
                          Quarter ended June 30, 1999
                                  (Unaudited)


                                                                                                         Pro Forma
                                            FragranceNet.com        TeleScents        Adjustments        Combined
Net Sales                                                  -           383,611                             383,611
Cost of Goods Sold                                         -           259,855                             259,855
                                            -----------------------------------------------------------------------

Gross Profit                                               -           123,756                             123,756
                                            -----------------------------------------------------------------------

Operating Expenses:

      Selling, general and  administrative           301,745           189,668  (3)      (301,745)         189,668
      Depreciation and amortization                        -             3,151                               3,151
                                            -----------------------------------------------------------------------

      Total Operating Expenses                       301,745           192,819           (301,745)         192,819
                                            -----------------------------------------------------------------------

Net Loss From Operations                            (301,745)          (69,063)          (301,745)         (69,063)

Interest and Other Income (Expense)                   17,638              (292) (4)       (13,450)           3,896
                                            -----------------------------------------------------------------------

Net Loss from Continuing Operations                 (284,107)          (69,355)          (315,195)         (65,167)
                                            =======================================================================
Basic and Diluted Loss per Share                                                                            (0.004)

                               FragranceNet.com
                       Pro Forma Statement of Operations
                                12-month period
                                  (Unaudited)

                                                                                                             Pro Forma
                                             FragranceNet.com         TeleScents            Adjustments      Combined
                                             (12 months ended      (12 months ended
                                                 12/31/98)             3/31/99)
Net Sales                                                   -             985,982                             985,982
Cost of Goods Sold                                          -             644,665                             644,665
                                             --------------------------------------------------------------------------

Gross Profit                                                -             341,317                             341,317
                                             --------------------------------------------------------------------------

Operating Expenses:

       Selling, general and administrative            643,446             416,846  (3)         (643,446)      416,846
       Depreciation and amortization                        -               8,674                               8,674
                                             --------------------------------------------------------------------------

       Total Operating Expenses                       643,446             425,520              (643,446)      425,520
                                             --------------------------------------------------------------------------

Net Loss From Operations                             (643,446)            (84,203)             (643,446)      (84,203)

Interest and Other Income (Expense)                   207,820                (403) (4)         (165,000)       42,417
                                             --------------------------------------------------------------------------
Net Loss from Continuing Operations                  (435,626)            (84,606)             (808,446)      (41,786)
                                             ==========================================================================

Basic and Diluted Loss per Share                                                                               (0.002)


Notes to the Pro Forma Financial Information


(1) Reflects the reduction of FragranceNet.com's cash to $500,000 that will remain in the combined company. The remainder of FragranceNet.com's cash balance is being utilized to satisfy any obligations of FragranceNet.com, with dividends being declared for holders of common shares on July 20, 1999 for the excess of such cash over the liabilities.

(2) Reflects the reverse acquisition of TeleScents by FragranceNet.com with TeleScents as the acquirer for accounting purposes.

(3)   To eliminate corporate expenses related to discontinued operations.

(4) To reduce interest income to reflect the cash balance retained by the combined company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FRAGRANCENET.COM, INC.

Date:  October 12, 1999



                                       By: /s/ Jason S. Apfel
                                           -----------------------------
                                           Jason S. Apfel
                                           President and Chief Executive Officer